UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     June 16, 2008

aVINCI MEDIA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-17288	75-2193593
(Commission File Number)	(IRS Employer Identification No.)

11781 South Lone Peak Parkway, Suite 270, Draper, UT	84020
(Address of Principal Executive Offices)	(Zip Code)

801-495-5700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes  In Registrant’s Certifying Accountant

On June 6, 2008, aVinci Media Corporation (fka Secure Alliance Holdings Corporation) acquired Sequoia Media Group, LC in a merger transaction.  Such transaction is further described in a Form 8-K filed on June 11, 2008.  Subsequent to completion of the merger transaction, the Board of Directors of aVinci Media Corporation (the “Registrant”) determined that it was in the best interests of the Registrant to appoint the accounting firm used by Sequoia Media Group, LC, prior to the merger as the independent registered public accounting firm of the Registrant in place of the Registrant’s previous accounting firm.

(a)            Effective June 16, 2008, Hein & Associates, LLP (“Hein”) was notified that it was no longer the independent registered public accounting firm of the Registrant.

The reports of Hein on the financial statements of the Registrant as of and for the fiscal years ended September 30, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2007 and 2006 and through June 12, 2008, there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Hein, would have caused Hein to make a reference to the subject matter of the disagreement in its reports on the Registrant’s financial statements for such periods.

There were no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)) during the fiscal years ended September 30, 2007 and 2006 or the subsequent interim period through June 12, 2008.

The Registrant has requested that Hein furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated June 16, 2008 is filed herewith as Exhibit 16.

(b)            On June 16, 2008, upon the authorization and approval of the full Board of Directors acting as the audit committee of the Registrant, the Registrant appointed the accounting firm of Tanner, LC (“Tanner”) as the Company’s independent registered public accounting firm.  No consultations occurred between the Registrant and Tanner during the years ended September 30, 2007 and 2006 and through June 12, 2008 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Registrant’s financial statements, or other information provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits

 Exhibits

Exhibit Number	Description

16	Letter From Hein & Associates, LLP

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 17, 2008	AVINCI MEDIA CORPORATION

By: /s/ Chett B. Paulsen
Chief Executive Officer